EXHIBIT 32.2

CERTIFICATION  OF  PERIODIC  FINANCIAL  REPORT
(Pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002)

I, R. Llee Chapman, Chief Financial Officer of Apollo Gold Corporation (the "Company"), do hereby certify in accordance with U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May  14,  2004


               /s/  R.  Llee  Chapman
               ------------------------------------
               R.  LLEE  CHAPMAN
               CHIEF  FINANCIAL  OFFICER


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request. This written statement shall not be deemed to be "filed" as part of the quarterly report on Form 10-Q that it accompanies.